EXHIBIT


                                 LOAN AGREEMENT



         This Loan Agreement (this "Agreement"), dated as of October 13, 2001, is entered into between George Colin ("Lender"), and EXTEN INDUSTRIES, INC. ("Borrower") as of the date first set forth above. The above information is subject to all of the terms and conditions of this Agreement. The parties agree as follows:

         1.       Loan and Payments.  The Lender is making loans  (collectively,
                  -----------------
the "Loan") to Borrower in the amount of Fifty Thousand ($50,000) Dollars. The Loan may be prepaid at any time without penalty.

                  (a)      Interest. Borrower shall pay interest on the Loan and
                           --------
other monetary Obligations at a fixed rate equal to twelve percent (12 %) per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Interest shall be payable monthly within seven
(7) business days of the last day of the previous month.

                  (b).     Voluntary Conversion. Each Lender may convert the pro
                           --------------------
rata portion of the outstanding principal balance of the Loan, together with all accrued but unpaid interest, owing to such Lender, and no less than such amount, into Borrower's Common Stock, at the option of such Lender, on the terms and conditions set forth herein. The stock will be delivered within ten (10) business days of the conversion date and the shares will have no restrictions relative to their sale and disposition.

                  (e)      Penalties.  Should  any  interest  payment  be  late,
                           ---------
certain penalties shall become effective. The conversion price of the shares of common stock shall decline by $.01 for each week, or fraction thereof, that interest payment is not received.

                  If Lender elects to exercise his right to convert then such Lender must give written notice of his intention to convert not less than ten
(10) business days prior to the date of such intended conversion. Lender must concurrently execute a standard form of Stock Purchase Agreement and other agreements as are necessary to document the issuance of the Common Stock. The Borrower shall issue and deliver to such Lender, within the same ten (10) business days, a certificate or certificates for the number of Common Stock to which the Lender is entitled and a check or cash with respect to any fractional interest in any share of Common Stock. Upon receipt of the shares, Lender, by execution hereof, agrees to deliver to the Borrower the executed original of this Agreement, marked "cancelled," within ten (10) days of such conversion,

                  In the event that a Lender exercises the conversion right described herein, he shall receive Borrower's Common Stock at a price per share equal to $.07, if converted during the term of this Agreement. No fractional shares will be issued upon such conversion; in lieu of any fractional share to which a Lender would otherwise be entitled, the Borrower will pay the cash value of such fractional share to the Lender.

                  If the Borrower declares or pays a dividend on its common stock payable in common stock, or other securities, or subdivides the outstanding common stock into a greater amount of common stock, then upon conversion of the Loan pursuant hereto, for each share of Common Stock acquired, the Lender shall receive, without cost to the Lender, the total number of Common Stock to which the Lender would have been entitled had the Lender owned the Common Stock of record as of the date the dividend or subdivision occurred. Upon any reclassification, exchange, substitution, or other event that results in a change of the number of the securities issuable upon conversion hereof, the Lender shall be entitled to receive, upon conversion hereof, the number of securities that the Lender would have received for the Common Stock if the Loan had been converted immediately before such reclassification, exchange, substitution, or other event. The Borrower shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Borrower.

                  (e)      Warrants.  Borrower is  concurrently  issuing to each
                           --------
Lender a Warrant to Purchase Stock on the terms and conditions set forth therein (the "Warrant").



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                  (d)      Maturity  Date;  Extension.  All amounts  outstanding
                           --------------------------
hereunder are due and payable on October 1, 2002 (the "Original Maturity Date'). However, provided that an Event of Default does not exist or is not continuing, Borrower may extend the Original Maturity Date for one (1) ninety (90) day period (the "Extended Maturity Date") by providing the Lead Lender (as defined in Schedule I hereto), at least thirty (30) days prior to the Original Maturity Date, with written notice that Borrower wishes to extend the Original Maturity Date. Extensions of the Extended Maturity Date, if any, may be provided in the sole discretion of the individual Lender.

         2.       Representations and Warranties.  Borrower represents to Lender
                  ------------------------------
as follows (which shall be deemed continuing throughout the term of this Agreement).

                  (a)      Authorization.  Borrower is and will  continue to be,
                           -------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a Material Adverse Effect; the execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duty and validly authorized by all necessary corporate action, and do not violate Borrower's articles or certificate of incorporation, or by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property.

                  (b)      Title to Shares;  Permitted Liens. After consummation
                           ---------------------------------
of the acquisition of the Shares, Borrower will own the Shares, free of liens, claims and interests of any kind.

         3.       Events  of  Default.  Any one or more of the  following  shall
                  -------------------
constitute an Event of Default under this Agreement:

                  (a) Borrower shall fail to pay any principal of or interest on the Loan or any other monetary Obligations within ten (10) days after the date due; or

                  (b)      Borrower   shall  fail  to  comply   with  any  other
provision of this Agreement, which failure is not cured within ten (10) days after such failure occurs; or

                  (e) Any warranty, representation, statement, report or certificate made or delivered to Lender by Borrower or on Borrower's behalf, taken together, shall be untrue or misleading in a material respect as of the date given or made; or

                  (d) There shall be a change in the record or beneficial ownership of an aggregate of more than 51% of the outstanding shares of stock of Borrower, or

                  (e) Dissolution, termination of existence, or insolvency of Borrower; or Borrower fails to meet its debts as they mature; or appointment of a receiver, trustee or custodian, for all or any material part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect (except that, in the case of a proceeding commenced against Borrower, Borrower shall have 60 days after the date such proceeding was commenced to have it dismissed); or The occurrence of a "Material Adverse Effect", which shall mean (i) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or financial or other condition of Borrower, (ii) the impairment of Borrower's ability to perform its Obligations or of Lender' ability to enforce the Obligations or realize upon the Shares, or (iii) a material adverse change in the value of the Shares.



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


         4.       Remedies.
                  --------

                  (a)      Remedies.   Upon  the   occurrence   and  during  the
                           --------
continuance of any Event of Default, Lender, at his option, may do any one or more of the following, without notice except for such notices as are required by law: (a) Accelerate and declare the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (b) Take possession of any or all of the Shares; (e) Sell or otherwise dispose of the Shares, at one or more public or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Borrower recognizes that Lender may be unable to make a public sale of any or all of the investment property, by reasons of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Lender with respect to the foregoing shall be added to and become part of the Obligations, and shall be due on demand.

         5.       Waivers. The failure of Lender at any time or times to require
                  -------
Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and Lender shall not waive or diminish any right of Lender later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement shall be deemed to have been waived except by a specific written waiver signed by the Lender and delivered to Borrower. Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, general intangible, document or guaranty at any time held by Lender on which Borrower is or may in any way be liable, and notice of any action taken by Lender, unless expressly required by this Agreement.

         6.       Costs;  Indemnity.  Borrower shall reimburse Lender for all of
                  -----------------
the following ("Costs"): all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Lender, pursuant to, in connection with, or relating to this Agreement or its enforcement (whether or not any lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Lender incur relating to preparation and negotiation of this Agreement and the documents relating to this Agreement. Lender shall provide an itemized statement of Costs to Borrower, if so requested by Borrower. If either Lender or Borrower files any lawsuit against the other predicated 'on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable cost, including (but not limited to) reasonable attorneys' fees incurred in connection therewith. Borrower shall indemnity Lender for any losses, claims, actions, causes of action, penalties, and reasonable costs and expenses (including reasonable attorneys' fees), which Lender may sustain or incur based upon or arising out of this Agreement, any of the Obligations, any other relationship or agreement between Lender and Borrower, or any other matter relating to Borrower or the Obligations, except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of Under or any of their directors, officers, employees, agents, attorneys, or any other person affiliated with or representing Lender. The indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall continue in full force and effect.

         7.       Notices.  All notices under this Agreement shall be in writing
                  -------
and shall be deemed to have been given (a) upon receipt, when delivered by hand or by electronic facsimile transmission, or (b) upon actual delivery by overnight courier, or (e) three days after mailing by regular first-class mail or certified mail return receipt requested, addressed to each party at the addresses indicated on Schedule I hereto.

         8.       Governing  Law,  Jurisdiction;  Venue.  This Agreement and all
                  -------------------------------------
acts and transactions hereunder and all rights and obligations of Lender and Borrower shall be governed by the internal laws (and not the conflict of laws rules of the State of California. As a material part of the consideration to Lender to enter into this Agreement, Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at Lender' option, be litigated in courts located within California, and that the exclusive venue therefore shall be San Diego County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.



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



         9.       Mutual  Waiver of Jury Trial.  BORROWER AND LENDER EACH HEREBY
                  ----------------------------
WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN LENDER AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF LENDERS OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH LENDERS OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

         10.      General. Should any provision of this Agreement be held by any
                  -------
court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and Lender and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith. Any Lender may assign all or any part of its interest in this Agreement and the Obligations to any person or entity, or grant a participation in, or security interest in, any interest in this Agreement, without notice to, or consent of, Borrower. Borrower may not assign any rights under or interest in this Agreement without the Lead Lender's prior written consent. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one agreement.


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




 "Borrower"

 EXTEN INDUSTRIES, INC.



 By:      /S/ Gregory F. Szabo
          -----------------------
          Gregory F. Szabo

 Title:   President
          -----------------------


 Address for notices:

 425 W. 5th Ave #201
 Escondido, CA 92025


 Attn: Gregory F. Szabo
 Fax:  (760) 781 3919




 "Lender"

 Name: George Colin
       ------------


 Signed ________________________



 Address for notices:

 23412 Pacific Park Dr. #20H
 Aliso Viejo, CA 92656-3341




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